EXHIBIT 99.1

                                                       HF Bancorp, Inc.
                                              Proforma Statement of Condition
                                                     As of March 31, 1996

                                                       Hawthorne        ADJUSTMENTS            HF Bancorp
                                           HF Bancorp   Savings                                 Combined
         LINE ITEMS                           Inc.        FSB        DEBIT         CREDIT       Proforma
- ----------------------------------------------------------------   -----------   ------------  ----------
ASSETS
  Cash and cash equivalents                  21,713    178,241                    159,511 (1)     40,443
  Investment securities                     215,033                 35,040 (1)                   250,073
  Loans receivable, net of reserves         218,847        170                                   219,017
  Mortgage-backed securities                271,454                 25,033 (1)                   296,487
  Accrued interest receivable                 6,028                                                6,028
  Federal Home Loan Bank stock                6,147                                                6,147
  Premises and equipment, net                 4,392      1,541                                     5,933
  Real estate owned, net
    Acquired through foreclosure              2,073                                                2,073
    Acquired for sale or investment           1,658                                                1,658
  Other Assets                                7,020      6,642 (3)                                13,662
                                           -------------------------------------------------------------
TOTAL ASSETS                                754,365    186,594      60,073       159,511         841,521
                                           -------------------------------------------------------------

LIABILITIES
  Deposits accounts                         486,764    185,189                     1,405 (2)     673,358
  Borrowed money                            169,438                 99,438 (1)                    70,000
  Accounts payable and other liabilities     10,141      1,405       1,405 (2)                    10,141
  Income taxes                                1,749                                                1,749
                                           -------------------------------------------------------------
TOTAL LIABILITIES                           668,092    186,594     100,843         1,405         755,248

STOCKHOLDERS' EQUITY
  Common stock                                   66                                                   66
  Additional paid-in capital                 51,093                                               51,093
  Retained earnings                          40,567                                               40,567
  Net unrealized gain on securities AFS          55                                                   55
  Deferred stock compensation                (5,508)                                              (5,508)
                                           -------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   86,273          0           0             0          86,273
                                           -------------------------------------------------------------
TOTAL LIABILITIES AND
STOCKHOLDERS EQUITY                         754,365    186,594     160,916       160,916         841,521
                                           -------------------------------------------------------------

Footnotes:
- ----------
  (1)  Cash acquired was used to reduce borrowed money and increase Investment securities and Mortgage-
        backed securities.
  (2)  Represents recognition of accrued interest at acquisition credited to Deposit accounts.
  (3)  Includes Core deposit premium of $6,305.

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

FOR THE NINE MONTHS ENDED MARCH 31, 1996

                                                      HF BANCORP
                                                       9 MONTHS
                                                         ENDED                             COMBINED
                                                       03/31/96         ADJUSTMENTS        PRO FORMA
                                                      -----------------------------       ----------
Interest on loans                                       $12,943          $1,500 (1)         $14,443
Interest on mortgage-backed securities                   14,518           1,350 (2)          15,868
Interest and dividends on investment securities           9,343           1,150 (3)          10,493
                                                      -----------------------------       ----------
  Total interest income                                  36,804           4,000              40,804

Interest on deposit accounts                             17,706           6,200 (4)          23,906
Interest on advances from the Federal Home Loan
  Bank and other borrowings                               4,864          (4,188)(5)             676
Net interest expense of hedging transactions              2,403               0               2,403
                                                      -----------------------------       ----------
  Total interest expense                                 24,973           2,012              26,985
                                                      -----------------------------       ----------
Net interest income before provision for
  estimated loan losses                                  11,831           1,988              13,819

Provision for estimated loan losses                         622               0                 622
                                                      -----------------------------       ----------
Net interest income after provision for
  estimated loan losses                                  11,209           1,988              13,197

OTHER INCOME (EXPENSE):
Loan and other fees                                         140              14                 154
Income (Loss) from real estate operations, net             (343)              0                (343)
Savings account fees                                        465             121                 586
Other income                                                491            (711)               (220)
                                                      -----------------------------       ----------
  Total other income (expense)                              753            (576)(6)             177

GENERAL AND ADMINISTRATIVE EXPENSES:
Salaries and employee benefits                            4,999             260               5,259
Occupancy and equipment expense                           1,501              50               1,551
FDIC insurance and other assessments                      1,002             275               1,277
Legal and professional services                             357               0                 357
Data processing service cost                                604             125                 729
Marketing                                                   288              70                 358
Savings account expense                                     182              45                 227
Other                                                       633               0                 633
                                                      -----------------------------       ----------
  Total general and administrative expense                9,566             825(7)           10,391

Earnings before income tax expense                        2,396             587               2,983
Income tax expense                                          839             205               1,044
                                                      -----------------------------       ----------
Net earnings                                              1,557             382               1,939
                                                      =============================       ==========

        A S S U M P T I O N S
- -----------------------------------------------
(1)  Loan fundings of approximately $28.0 million.
(2)  Mortgage-backed securities investments of approximately $25.0 million.
(3)  Investment in Liquid assets and Treasury securities of approximately $26.0 million.
(4)  Cost of deposit accounts on average balance of approximately $160.0 million.
(5)  The cost of FHLB and other borrowings of approximately $100.0 million would not be required.
(6)  Other Income (Expense) includes Core Deposit premium amortization.
(7)  General & Administrative Expense includes added staff, facilities and service costs.

HP BANCORP, INC. PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
  FOR THE YEAR ENDED JUNE 30, 1996


                                                       HFBANCORP                           HFBANCORP
                                                        ACTUAL                             COMBINED
                                                       06/30/96         ADJUSTMENTS        PRO FORMA
                                                      -----------------------------       ----------
Interest on loans                                       $17,648          $2,000 (1)         $19,648
Interest on mortgage-backed securities                   19,113           1,800 (2)          20,913
Interest and dividends on investment securities          13,594           1,533 (3)          15,127
                                                      -----------------------------       ----------
  Total interest income                                  50,355           5,333              55,688

Interest on deposit accounts                             23,781           8,267 (4)          32,048
Interest on advances from the Federal Home Loan
  Bank and other borrowings                               7,086          (5,584)(5)           1,502
Net interest expense of hedging transactions              3,192               0               3,192
                                                      -----------------------------       ----------
  Total interest expense                                 34,059           2,683              36,742
                                                      -----------------------------       ----------
Net interest income before provision for
  estimated loan losses                                  16,296           2,650              18,946

Provision for estimated loan losses                       1,054               0               1,054
                                                      -----------------------------       ----------
Net interest income after provision for
  estimated loan losses                                  15,242           2,650              17,892

OTHER INCOME (EXPENSE):
Loan and other fees                                         193              19                 212
Income (Loss) from real estate operations, net             (498)              0                (498)
Savings account fees                                        620             161                 781
Other income                                                450            (948)               (498)
                                                      -----------------------------       ----------
  Total other income (expense)                              765            (768)(6)              (3)

GENERAL AND ADMINISTRATIVE EXPENSES:
Salaries and employee benefits                            6,790             347               7,137
Occupancy and equipment expense                           2,023              67               2,090
FDIC insurance and other assessments                      1,322             367               1,689
Legal and professional services                             489               0                 489
Data processing service cost                                832             167                 999
Marketing                                                   377              93                 470
Savings account expense                                     247              60                 307
Other                                                       851               0                 851
                                                      -----------------------------       ----------
  Total general and administrative expense               12,931           1,101(7)           14,032

Earnings before income tax expense                        3,076             781               3,857
Income tax expense                                        1,129             287               1,416
                                                      -----------------------------       ----------
Net earnings                                              1,947             494               2,441
                                                      =============================       ==========

     This schedule portrays the effect of having the acquisition of three branches from
Hawthorne Savings and Loan Association, FSB for the entire year ended on June 30, 1996.
Since the acquisition of these branches occurred as of June 21, 1996 the actual impact was only for nine days, therefore presentations of any prior periods would be meaningless since the Company completed its initial public offering on June 30, 1995.

        A S S U M P T I O N S
- -----------------------------------------------
(1)  Loan fundings of approximately $28.0 million.
(2)  Mortgage-backed securities investments of approximately $25.0 million.
(3)  Investment in Liquid assets and Treasury securities of approximately $26.0 million.
(4)  Cost of deposit accounts on average balance of approximately $160.0 million.
(5)  The cost of FHLB and other borrowings of approximately $100.0 million would not be required.
(6)  Other Income (Expense) includes Core Deposit premium amortization.
(7)  General & Administrative Expense includes added staff, facilities and service costs.